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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2000

                            OXFORD HEALTH PLANS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                       0-19442                 06-1118515
(State or other jurisdiction)         (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

    48 Monroe Turnpike, Trumbull, Connecticut                       06611
       (Address of principal executive offices)                   (Zip Code)

                                 (203) 459-6000
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         The Company's earnings Press Release dated July 26, 2000 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Press Release dated July 26, 2000




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             OXFORD HEALTH PLANS, INC.

Date: July 27, 2000                          By:         /s/ MARC M. KOLE
                                                --------------------------------
                                                            MARC M. KOLE
                                                   Vice President of Finance and
                                                      Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

Exhibit                                                                   Page
Number            Description of Document                                Number

  99              Press Release dated July 26, 2000                         5







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